UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2010

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                         Other Events

On April 12, 2010, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release announcing the approval of a two-for-one stock split of the outstanding shares of Edwards’ common stock.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Press release, dated April 12, 2010 announcing the approval of a two-for-one stock split of the outstanding shares of Edwards’ common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2010

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated April 12, 2010, announcing the approval of a two-for-one stock split of the outstanding shares of Edwards’ common stock.